UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2004

DIGITAL LIGHTWAVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21669	95-4313013
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

15550 Lightwave Drive
Clearwater, Florida 33760
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (727) 442-6677

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

Settlement with CIT Technologies Corporation

On June 8, 2004, Digital Lightwave, Inc. (the “Company”), CIT Technologies Corporation (“CIT”), and Optel LLC and Optel Capital, LLC (collectively, “Optel”) entered into a Mediation Settlement Agreement (the “Settlement Agreement”).  Pursuant to the terms of the Settlement Agreement, the Company (i) paid the amount of $5,200,000 to CIT and (ii) issued 2,500,000 restricted shares of its common stock to CIT.  All of the settlement funds were advanced to the Company by Optel Capital, LLC (as described below). The Settlement Agreement resolves all disputes between the Company and CIT, including claims of approximately $15.6 million asserted by CIT in connection with the non-payment of monies due for equipment provided under various lease agreements between CIT and the Company. The Company and CIT entered into mutual releases and also executed a stipulation and joint motion to dismiss the complaint filed by CIT against the Company on April 7, 2003 in the Circuit Court for Pinellas County, Florida. In addition, the Company agreed to release all rights in the leased equipment previously returned to CIT.

In connection with the settlement, the Company also agreed that if it authorizes or executes, or takes any action to authorize or execute, (i) the conversion of any debt (secured or unsecured) owing by it to Optel as of June 8, 2004 (the “Optel Debt”) into equity of the Company or (ii) the exercise of any warrants or other equity securities to be issued by the Company to Optel pursuant to the terms of a non-binding term sheet between the Company and Optel for financing and debt restructuring (the “Warrants”) into equity of the Company, either in a principal amount greater than $5 million in the aggregate or at a conversion price of less than $1.00 per share, during the period beginning on June 8, 2004 and ending thirty (30) days following the effective date of the Registration Statement to be filed by the Company with the Securities and Exchange Commission (“SEC”) pursuant to the Rights Agreement, as defined below (as such 30-day period may be extended pursuant to the Rights Agreement) (the “Lock-Up Period”), then the Company will be required to issue an additional 2,500,000 shares of restricted common stock of the Company to CIT.  Notwithstanding the foregoing, the Company is not prohibited or restricted from authorizing or executing any agreement with Optel that provides for the conversion of all or any portion of the Optel Debt at any time other than during the Lock-Up Period or provides for the sale or other issuance of the Warrants, other warrants or other equity securities of the Company to Optel at any time (but not the exercise of the Warrants during the Lock-Up Period).

In addition to the Settlement Agreement, the Company and CIT entered into a Registration Rights Agreement dated as of June 8, 2004 (the “Rights Agreement”). Pursuant to the Rights Agreement, the Company agreed to file a Registration Statement on Form S-3 with the SEC no later than June 15, 2004, or on Form S-1 within 20 calendar days from the date of any notice from the SEC that the Company is not eligible to use Form S-3 (the “Registration Statement”), with respect to the 2,500,000 restricted shares of common stock issued to CIT pursuant to the Settlement Agreement. The Company further agreed to cause the Registration Statement to become effective no later than 120 calendar days following the filing of the Registration Statement with the SEC or 10 business days following the date that the SEC provides notice to the Company that the Registration Statement will not be subject to further review. In the event that the Registration Statement does not become effective by the deadline set forth in the Rights Agreement due to certain actions on the part of the Company, the Company will be required to issue an additional 125,000 shares of restricted common stock to CIT for each 30-day period (or any part thereof) following such deadline until the Registration Statement is declared effective by the SEC. The Rights Agreement also grants the Company or its assignee a right of first refusal in the event that CIT receives a bona fide offer to purchase the shares issued to CIT pursuant to the Settlement Agreement, unless such shares are proposed to be transferred to an affiliate of CIT or the sale of such shares is effected pursuant to brokers’ transactions, as that term is defined in Rule 144(g) of the Securities Act of 1933, as amended.

            The Settlement Agreement, the Rights Agreement and the press release announcing the settlement are attached to this Current Report on Form 8-K as Exhibits and are incorporated herein by reference. The foregoing summary of the Settlement Agreement and the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement and Rights Agreement attached hereto.

Optel Capital, LLC Note

            On June 8, 2004, the Company borrowed $5,200,000 from Optel Capital, LLC pursuant to a secured promissory note (the “Optel Note”), which funds were utilized to make the settlement payment to CIT described above. Optel Capital, LLC and Optel LLC are entities controlled by the Company’s majority stockholder and current Chairman of the Board of Directors, Dr. Bryan Zwan. The Optel Note (a) bears interest at an annual rate equal to 10% per annum, (b) is secured by a first priority interest in substantially all of the assets of the Company pursuant to a Seventeenth Amended and Restated Security Agreement dated as of June 8, 2004 (the “Optel Security Agreement”), (c) may be prepaid at any time, and (d) matures on July 31, 2004, unless certain specified events occur accelerating the maturity.  The Company’s total indebtedness to Optel Capital, LLC is now approximately $23.6 million exclusive of accrued interest.

            The Optel Note and the Optel Security Agreement are attached to this Current Report on Form 8-K as Exhibits and are incorporated herein by reference. The foregoing summary of the Optel Note and the Optel Security Agreement does not purport to be complete and is qualified in its entirety by reference to the Optel Note and the Optel Security Agreement attached hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired.
Not applicable.

(b)	Pro Forma Financial Information.
Not applicable.

(c)	Exhibits.
	10.1	Mediation Settlement Agreement dated as of June 8, 2004, by and among CIT Technologies Corporation, Digital Lightwave, Inc., and Optel LLC and Optel Capital, LLC.

	10.2	Registration Rights Agreement dated as of June 8, 2004, by and between Digital Lightwave, Inc. and CIT Technologies Corporation.

	10.3	Secured Promissory Note dated June 8, 2004, issued by Digital Lightwave, Inc. in favor of Optel Capital, LLC.

	10.4	Seventeenth Amended and Restated Security Agreement dated as of June 8, 2004, by and among Digital Lightwave, Inc., Optel Capital, LLC and Optel LLC.

	99.1	Press release dated June 14, 2004 announcing the settlement with CIT Technologies Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL LIGHTWAVE, INC.

Date: June 14, 2004	By: /s/ James Green

James Green
Chief Executive Officer
and President

Exhibit Index

Exhibit No.	Description

10.1	Mediation Settlement Agreement dated as of June 8, 2004, by and among CIT Technologies Corporation, Digital Lightwave, Inc., and Optel LLC and Optel Capital, LLC.

10.2	Registration Rights Agreement dated as of June 8, 2004, by and between Digital Lightwave, Inc. and CIT Technologies Corporation.

10.3	Secured Promissory Note dated June 8, 2004, issued by Digital Lightwave, Inc. in favor of Optel Capital, LLC.

10.4	Seventeenth Amended and Restated Security Agreement dated as of June 8, 2004, by and among Digital Lightwave, Inc., Optel Capital, LLC and Optel LLC.

99.1	Press release dated June 14, 2004 announcing the settlement with CIT Technologies Corporation.